UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________
FORM 8-K/A
Amendment No. 1
 _____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2024
 _____________________________
Medtronic plc
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building Two
Parkmore Business Park West
Galway, Ireland
(Address of principal executive offices) (Zip Code)
+353 1 438-1700
(Registrant’s telephone number, including area code)
20 On Hatch, Lower Hatch Street, Dublin 2, Ireland
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	MDT	New York Stock Exchange
0.250% Senior Notes due 2025	MDT/25	New York Stock Exchange
0.000% Senior Notes due 2025	MDT/25A	New York Stock Exchange
2.625% Senior Notes due 2025	MDT/25B	New York Stock Exchange
1.125% Senior Notes due 2027	MDT/27	New York Stock Exchange
0.375% Senior Notes due 2028	MDT/28	New York Stock Exchange
3.000% Senior Notes due 2028	MDT/28A	New York Stock Exchange
3.650% Senior Notes due 2029	MDT/29	New York Stock Exchange
1.625% Senior Notes due 2031	MDT/31	New York Stock Exchange
1.000% Senior Notes due 2031	MDT/31A	New York Stock Exchange
3.125% Senior Notes due 2031	MDT/31B	New York Stock Exchange
0.750% Senior Notes due 2032	MDT/32	New York Stock Exchange
3.375% Senior Notes due 2034	MDT/34	New York Stock Exchange
3.875% Senior Notes due 2036	MDT/36	New York Stock Exchange
2.250% Senior Notes due 2039	MDT/39A	New York Stock Exchange
1.500% Senior Notes due 2039	MDT/39B	New York Stock Exchange
1.375% Senior Notes due 2040	MDT/40A	New York Stock Exchange
4.150% Senior Notes due 2043	MDT/43A	New York Stock Exchange
1.750% Senior Notes due 2049	MDT/49	New York Stock Exchange
1.625% Senior Notes due 2050	MDT/50	New York Stock Exchange
4.150% Senior Notes due 2053	MDT/53	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) is being filed to supplement the disclosure under Item 5.02 of the Current Report on Form 8-K filed by Medtronic plc (the “Company”) with the Securities and Exchange Commission on June 26, 2024 (the “Original Report”). The Original Report confirmed that Gary Corona had been appointed as interim Chief Financial Officer of the Company effective as of August 3, 2024. On August 15, 2024 the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved certain modifications to Mr. Corona’s compensation arrangements in connection with his appointment as interim Chief Financial Officer. The Company hereby amends the Original Report to include information on Mr. Corona’s compensation. Other than providing the additional information in Item 5.02 below, no other disclosure in the Original Report is amended by this Form 8-K/A.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the previously announced appointment of Gary Corona as the Company’s interim Chief Financial Officer, the Compensation Committee approved the following compensatory arrangement for Mr. Corona on August 15, 2024: (i) a bi‑weekly cash stipend in the amount of $12,500, effective as of August 3, 2024 and (ii) an equity grant of 8,966 time‑based restricted stock units (“RSUs”) of the Company’s stock. The RSUs will vest over two years, with fifty percent (50%) of the total number of shares vesting annually on each of the first and second anniversaries of the date of grant. The Compensation Committee maintained Mr. Corona’s annual base salary of $500,000, target bonus equal to 70% of annual base salary, and long-term incentive grant of $1 million granted on July 29, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medtronic plc

	By	/s/ Ivan K. Fong
Date: August 16, 2024		Ivan K. Fong
Executive Vice President, General Counsel and Secretary